Exhibit 99.2

UFG INSURANCE INVESTOR PRESENTATION

MARCH 2, 2021

Forward-Looking Statements

This presentation may contain forward-looking statements about our operations, strategic plan, expensive initiatives, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about the Company, the industry in which we operate, and beliefs and assumptions made by management. Words such as "expect(s)," "anticipate(s)," "intend(s)," "plan(s)," "believe(s)," "continue(s)," "seek(s)," "estimate(s)," "goal(s)," "remain(s) optimistic," "target(s)," "forecast(s)," "project(s)," "predict(s)," "should," "could," "may," "will," "might," "hope," "can" and other words and terms of similar meaning or expression in connection with a discussion of future operations, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual outcomes and results to differ materially from those expressed in the forward-looking statements is contained in Part I, Item 1A "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission ("SEC") on February 26, 2021. The risks identified in our Annual Report on Form 10-K and in our other SEC filings are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Strategic Plan: "One UFG boldly forward"

- Several initiatives aimed at long-term profitability, diversification and growth in profitable lines, and innovation.
- Portfolio management initiatives include diversifying our book of business and targeting attractive markets and products.
  - Includes reducing size of commercial auto book by non renewing underperforming accounts and reducing the number of commercial auto exposure units.
  - Growth in profitable lines: E&S, surety and assumed reinsurance.
- Underwriting initiatives include rate increases and focusing on consistency across regional branches.
- Claims initiatives include shorting cycle time, reducing legal expenses and the impact of litigation.
- Expansion of analytics capabilities.

Pricing & Retention Strategy

- Primarily focused on commercial auto, property, umbrella
- Auto – unit reduction, rate increase
- Property – rate increase, reduce undesirable exposures
- Umbrella – rate increase, limits reduction

Commercial Auto Moving Average Frequency and Exposure Units

Frequency down 19%, Exposure down 21%


Exposure & Frequency MMA
400K
350K
300K
250K
200K
150K
100K
50K
0K
Moving Sum of written_exposure
5.8%
5.6%
5.4%
5.2%
5.0%
4.8%
4.6%
4.4%
4.2%
4.0%
Moving Average of Frequency
273K
216K
5.40%
5.37%
5.28%
5.18%
5.03%
5.01%
4.98%
4.92%
4.79%
4.72%
4.58%
4.50%
4.49%
4.39%
December 2019
February 2020
April 2020
June 2020
August 2020
October 2020
December 2020
February 2021
Month of measure_date
Moving Average of Claims Frequency
Moving Average of Exposure Units


New Business Premium Breakdown
Auto
Liability
Property
Inland Marine
Work Comp
BOP
Umbrella
32%
24%
23%
24%
13%
17%
9%
12%
8%
8%
7%
8%
7%
7%
2019
2020

Claim Counts of Major Commercial Casualty Lines

CA BI+PD Liability Claims Counts
Claims down 39% Feb YTD 2021 vs Feb YTD 2020


1200
1000
800
600
400
200
0
January
February
March
April
May
June
July
August
September
October
November
December
2021
2020
2019

CGL BI+PD Liability Claims Counts
Claims down 19% Feb YTD 2021 vs Feb YTD 2020


400
350
300
250
200
150
100
50
0
January
February
March
April
May
June
July
August
September
October
November
December
2021
2020
2019

Claim Counts of Major Commercial Casualty Lines


BOP Liability Claims Counts
Claims down 28% Feb YTD 2021 vs Feb YTD 2020
80
60
40
20
0
January
February
March
April
May
June
July
August
September
October
November
December
2021
2020
2019


Work Comp Claim Counts
Claims down 29% Feb YTD 2021 vs Feb YTD 2020
300
250
200
150
100
50
0
January
February
March
April
May
June
July
August
September
October
November
December
2021
2020
2019

2021 Notables

- Texas winter storm event (February 2021)
  - Significant CAT event for UFG based on initial estimates
  - Reminder: UFG CAT loss retention is $20 million per event

- Expense initiatives
  - Agent commission structure adjustments
  - Employee retirement benefit plan design changes
  - Vendor management office